Commitments and Contingencies	12 Months Ended
Jun. 30, 2019
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

NOTE 10 – COMMITMENTS AND CONTINGENCIES

Operating Lease Commitments

The Company’s subsidiary Dongguan Jiasheng leases manufacturing facilities and administration office spaces under operating leases. These leases of the major manufacturing facilities and office space expire between April 30, 2027 and October 14, 2038. The Company’s subsidiary Dogness Group also leases warehouse which expires on June 20, 2024.

Operating lease expense amounted to $640,626, $391,784 and $333,452 for the years ended June 30, 2019, 2018 and 2017, respectively.

Future minimum lease payments under non-cancelable operating leases are as follows:

Twelve months ending June 30,	Lease payments
2020	$150,531
2021	75,849
2022	77,660
2023	79,795
2024	83,005
Thereafter	62,425
Total	$529,265

Contingencies

The Company may be involved in various legal proceedings, claims and other disputes arising from the commercial operations, projects, employees and other matters which, in general, are subject to uncertainties and in which the outcomes are not predictable. The Company determines whether an estimated loss from a contingency should be accrued by assessing whether a loss is deemed probable and can be reasonably estimated. Although the Company can give no assurances about the resolution of pending claims, litigation or other disputes and the effect such outcomes may have on the Company, the Company believes that any ultimate liability resulting from the outcome of such proceedings, to the extent not otherwise provided or covered by insurance, will not have a material adverse effect on the Company’s consolidated financial position or results of operations or liquidity.

Capital Investment Obligation

On July 6, 2018, a new entity called Dogness Intelligence Technology Co., Ltd. (“Intelligence Guangzhou”), was incorporated under the laws of the People’s Republic of China in Guangzhou City, Guangdong Province, China with a total registered capital of RMB 80 million ($11.8 million). The Company’s subsidiary, Dongguan Jiasheng, is requited to contribute RMB 46.4 million ($6.8 million) as paid-in capital in exchange for 58% ownership interest in Intelligence Guangzhou. As of the date of this report, Dongguang Jiasheng has not made the capital contribution. Pursuant to the article of incorporation, the Company is required to complete the capital contribution before May 22, 2038.

In connection with the Company’s long-term investments in equity investees in Dogness Network and Linsun, as disclosed in Note 2 above, the Company is required to invest RMB 8.0 million ($1,165,600) in exchange for 10% ownership interest in Dogness Network, and is required to invest RMB 3.0 million ($437,100) in exchange for 13% ownership interest in Linsun. As of June 30, 2019, the Company already made the cash investment of RMB 3.08 million ($448,756) and RMB 2.5 million ($364,250) to Dogness Network and Linsun, respectively, and is obligated to contribute additional $798,694 in aggregate (including $725,844 to Dogness Network and $72,850 to Linsun) capital investment within the next twelve months from June 30, 2019.

Capital Expenditure Commitment on the CIP

In connection with the Company’s construction-in-progress projects on Meijia and Dongguan Jiasheng, future minimum capital expenditure commitment on these CIP projects is estimated to be $11.7 million as of June 30, 2019 and approximately $7.3 million as of the date of this Report (see Note 6).